Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL & ACCOUNTING OFFICER
PURSUANT TO 18 USC § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the transition report of Perfectenergy International Limited on Form 10-KSB/A for the transition period from January 1, 2007 to October 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Xiaolin Zhuang, Chief Accounting Officer (Principal Financial & Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the date and for the periods indicated.

Dated: February 19, 2008	/s/ Xiaolin Zhuang
Xiaolin Zhuang Chief Financial Officer (Principal Financial & Accounting Officer)